                                                        EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 2-76324, 2-88042, 2-94922, 33-2525,
33-21102, 33-41465 and 33-65395 on Form S-8 and Nos. 333-01187 and 333-13659
on Form S-3.


                                               ARTHUR ANDERSEN LLP


San Jose, California
October 18, 1996